UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 27, 2007

CHINA MEDICINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-51379	51-0539830
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

24 JEFFERSON PLAZA, PRINCETON, NJ     08540
(Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: (732)438-8866

N/A
(Former Name and Address if Changed since the last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On September 27, 2007, China Medicine Corporation issued a press release annexed hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits 99.1 Press Release, dated September 27, 2007, issued by China Medicine Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

Date: September 27, 2007

CHINA MEDICINE CORPORATION

By:	/s/ Senshan Yang
Senshan Yang
Chief Executive Officer (principal executive officer)